UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 17, 2013 (May 14, 2013)

SEQUENTIAL BRANDS GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-16075	86-0449546
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1065 Avenue of the Americas, Suite 1705, New York, NY 10018

(Address of Principal Executive Offices/Zip Code)

(646) 564-2577

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Witten communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

As previously disclosed, on January 9, 2013, Sequential Brands Group, Inc. (the “Company”) entered into a registration rights agreement (the “Registration Rights Agreement”) by and among the Company and certain investors signatory thereto (the “PIPE Investors”) in connection with the closing of a private placement transaction, in which the Company sold to the PIPE Investors a total of 4,966,667 shares of the Company’s common stock, par value $0.001 per share (the “PIPE Shares”). The Registration Rights Agreement was filed as Exhibit 10.1 to the Company’s Form 8-K filed on January 11, 2013.

On May 14, 2013, pursuant to the terms of the Registration Rights Agreement, the Company and certain of the PIPE Investors who hold the majority of the PIPE Shares, including TCP SQBG Acquisition, LLC, a fund affiliated with Tengram Capital Associates, LLC, an affiliate of the Company, entered into a consent to amend the Registration Rights Agreement (the “Amendment”).

The Amendment modifies the Company’s obligation to file a shelf registration statement pursuant to the Registration Rights Agreement from 120 days after January 9, 2013 to July 15, 2013. In addition, the Amendment gives the holders of a majority of the PIPE Shares that constitute “Registrable Securities” (as defined in the Registration Rights Agreement) the right to terminate the Registration Rights Agreement.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of such amendment, which is filed hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 8.01. Other Events

On May 9, 2013, pursuant to the terms of the Registration Rights Agreement, the Company filed a registration statement on Form S-1 with the Securities and Exchange Commission.

As part of its business strategy, the Company continues to evaluate potential business opportunities, including, but not limited to, one or more strategic acquisitions. As such, the Company has obtained the consent of holders of a majority of the PIPE Shares to withdraw its previously filed registration statement. The request for withdrawal of the registration statement was filed on May 15, 2013. In addition, the terms of the Registration Rights Agreement were amended, as further described in Item 1.01, which description is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(a)	Exhibits.

Exhibit Number	Description
10.1	Form of Amendment to the Registration Rights Agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sequential Brands Group, Inc.

Date: May 17, 2013	By:	/s/ Gary Klein
	Name:	Gary Klein
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Form of Amendment to the Registration Rights Agreement.